UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 15, 2022

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38326	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of the stockholders of CohBar, Inc. (the “Company”), held on June 15, 2022, the Company’s stockholders: (i) elected David Greenwood, Albion J. Fitzgerald, Misha Petkevich, Carol Nast, Dr. Joanne Yun and Dr. Joseph J. Sarret to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) approved an amendment to the Company’s certificate of incorporation to effect a reverse stock split by a ratio not to exceed 1-for-30; and (iv) approved an amendment to the Company’s certificate of incorporation, if and only if the reverse stock split amendment is approved and implemented, to effectively increase the number of authorized shares of common stock.

The following is a summary of the voting results for each matter submitted to the stockholders:

Proposal 1. Election of directors

Name	Votes For	Votes Withheld	Broker Non- Votes
David Greenwood	28,056,976	14,249,615	14,789,921
Albion J. Fitzgerald	40,551,611	1,754,980	14,789,921
Misha Petkevich	28,295,260	14,011,331	14,789,921
Carol Nast	40,430,973	1,875,618	14,789,921
Dr. Joanne Yun	40,437,905	1,868,686	14,789,921
Dr. Joseph J. Sarret	40,450,986	1,855,605	14,789,921

Proposal 2. Ratification of the selection of independent registered public accounting firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
55,500,068	550,564	1,045,880	--

Proposal 3. Approval of an amendment to the Company’s certificate of incorporation to effect a reverse stock split by a ratio not to exceed 1-for-30

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,167,402	3,716,950	212,160	--

Proposal 4. Approval of an amendment to the Company’s certificate of incorporation, if and only if the reverse stock split amendment is approved and implemented, to effectively increase the number of authorized shares of common stock

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,661,350	6,159,566	275,596	--

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

June 16, 2022	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno
Chief Financial Officer

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